INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
("FIRST INVESTORS LIFE")

THROUGH

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A ("SEPARATE ACCOUNT A") 95 Wall Street, New York, New York 10005/(212) 858-8200

   This Prospectus describes deferred Variable Annuity Contracts (the "Contracts") offered by First Investors Life Insurance Company ("First Investors Life", "we", "us" or "our") which provide you with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter to annuitize your accumulated cash value if you so elect. If you so elect, the Contracts offer several options under which you can receive annuity payments for life.

   The Contracts invest, through Separate Account A, in the First Investors Special Bond Fund, Inc. ("Special Bond Fund"). The amount you accumulate depends upon the performance of Separate Account A. You bear all of the investment risk, which means that you could lose money.

   THE INTERNAL REVENUE SERVICE MAY ASSESS A PENALTY ON EARLY WITHDRAWAL. THE CONTRACTS PROVIDE YOU WITH A 10-DAY REVOCATION RIGHT.

   Please read this prospectus and keep it for future reference. It contains important information that you should know before buying a Contract. We filed a Statement of Additional Information ("SAI"), dated May 1, 2001, with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. See page 19 of this prospectus for the SAI Table of Contents. You can get a free SAI by contacting us at the address or telephone number shown above.

   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   This prospectus is valid only if attached to the current prospectus of First Investors Special Bond Fund, Inc. (the "Fund").

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                               TABLE OF CONTENTS*
                           VARIABLE ANNUITY PROSPECTUS
    Item                                                        Page
    ----                                                        ----
   GLOSSARY OF SPECIAL TERMS.......................................3
   FEE TABLE.......................................................4
   CONDENSED FINANCIAL INFORMATION.................................5
   OVERVIEW........................................................5
      How the Contracts Work.......................................5
      Who We Are...................................................5
      Risk and Reward Considerations...............................6
   THE CONTRACTS IN DETAIL.........................................7
      Purchase Payments............................................7
      Sales Charge Deducted from Purchase Payments.................8
      Mortality and Expense Risk Charges...........................8
      Other Charges................................................9
      The Accumulation Period......................................9
      Exchange Privilege..........................................11
      The Annuity Period..........................................11
      Ten-Day Revocation Right....................................13
   TAX INFORMATION................................................14
      General.....................................................14
      Purchase Payments...........................................14
      Increases in Accumulation Value.............................14
      Annuity Payments............................................15
      Surrenders..................................................15
      Death Benefits..............................................15
      Special Rules for Qualified Plan Contracts..................15
      Tax Withholding and Reporting...............................15
      Other Tax Issues............................................15
   PERFORMANCE INFORMATION........................................16
   OTHER INFORMATION..............................................17
      Voting Rights...............................................17
      Reservation of Rights.......................................18
      Distribution of Contracts...................................18
   Financial Statements...........................................18
   TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...19
   APPENDIX I.....................................................19











-----------------------------
*A Table of Contents for the Special Bond Fund prospectus can be found at page 2 of that prospectus.

                            GLOSSARY OF SPECIAL TERMS

   ACCUMULATED VALUE - The value of all the Accumulation Units credited to the Contract.

   ACCUMULATION PERIOD - The period between the date of issue of a Contract and the Annuity Commencement Date.

   ACCUMULATION UNIT - A unit that measures the value of a Contractowner's interest in Separate Account A before the Annuity Commencement Date.

   ADDITIONAL PAYMENT - A Purchase Payment made to First Investors Life after issuance of a Contract.

   ANNUITANT - The person who is designated to receive annuity payments or who is actually receiving annuity payments.

   ANNUITY COMMENCEMENT DATE - The date on which we begin making annuity payments.

   ANNUITY UNIT - A unit that determines the amount of each annuity payment after the first annuity payment.

   BENEFICIARY - The person who is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowner.

   CONTRACT  -  An  individual   variable   annuity  contract  offered  by  this
Prospectus.

   CONTRACTOWNER - The person or entity with legal rights of ownership of the Contract.

   FIXED ANNUITY - An annuity with annuity payments that remain fixed as to dollar amount throughout the payment period.

   GENERAL ACCOUNT - All assets of First Investors Life other than those allocated to Separate Account A and other segregated investment accounts of First Investors Life.

   JOINT ANNUITANT - The designated second person under a joint and survivor life annuity.

   NET ACCUMULATED VALUE - accumulated value less any applicable premium taxes not previously deducted.

   PURCHASE PAYMENT - A payment made to First Investors Life to purchase a Contract.

   SEPARATE ACCOUNT A - The segregated investment account entitled "First Investors Life Variable Annuity Fund A," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

   VALUATION DATE - Any date on which the New York Stock Exchange ("NYSE") is open for regular trading. Each Valuation Date ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE currently observes the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   VALUATION PERIOD - The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.

   VARIABLE ANNUITY - An annuity with annuity payments that vary in dollar amount, in accordance with the net investment experience of Separate Account A, throughout the payment period.

   WE (AND OUR) - First Investors Life.

   YOU (AND YOUR) - The prospective Contractowner.

                                    FEE TABLE

   The tables below are provided to help you understand the various charges and expenses you will directly or indirectly bear in purchasing a Contract. They reflect the charges and expenses of Separate Account A, as well as the Fund in which Separate Account A invests. The tables reflect expenses expected to be incurred in 2001.

SEPARATE ACCOUNT A EXPENSES

Contractowner Transaction Expenses
----------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of Purchase Payments)...............  7.00%
Maximum Contingent Deferred Sales Charge ....................................................  None
Annual Contract Maintenance Charge...........................................................  None

Separate Account A Annual Expenses
----------------------------------
(as a percentage of average account value)

Mortality and Expense Risk Charges...........................................................  0.75%
Other Charges................................................................................  0.00%+
Total Separate Account A Annual Expenses.....................................................  0.75%

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)

   Management Fees...........................................................................  0.75%
   Other Expenses............................................................................  0.14%
   Total Fund Operating Expenses ............................................................  0.89%

* The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. We do not reflect these fee reductions under Total Fund Operating Expenses. Including the expense offsets, the annual net fund expenses would be 0.87%.

+ We may deduct an administrative  charge of $7.50 annually from the Accumulated
  Value of Contracts that have an Accumulated Value of less than $1,500 (see "Administrative Charge").

   For more complete descriptions of the various charges and expenses shown in the Fee Table, please refer to "THE CONTRACTS IN DETAIL -- Sales Charge, Mortality and Expense Risk Charges, and Other Charges." In addition, Premium taxes may be applicable (see "Other Charges").

EXAMPLE

If you surrender your Contract
(or if you annuitize) at the end
of the period shown, you would pay the
following expenses on a $1,000 investment,
assuming 5% annual return on assets:.....  1 year   3 years   5 years   10 years
                                           ------   -------   -------  ---------

                                              $86      $118      $153       $251

      YOU SHOULD NOT CONSIDER THE EXPENSES IN THE EXAMPLE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

   This table shows the Accumulation Unit Values and the number of Accumulation Units outstanding for Separate Account A for the last ten fiscal years.

                                Accumulation            Number of
               At                Unit Value($)       Accumulation Units
         ----------------       --------------       ------------------
         December 31, 1991         2.53391          19,910,946.0
         December 31, 1992         2.88323          15,144,947.0
         December 31, 1993         3.38150          12,724,736.0
         December 31, 1994         3.31907          11,057,783.2
         December 31, 1995         3.97815           9,552,100.7
         December 31, 1996         4.46562           8,254,269.6
         December 31, 1997         4.91727           7,334,261.6
         December 31, 1998         4.94340           6,517,336.4
         December 31, 1999         5.21266           5,785,665.3
         December 31, 2000         4.83280           4,988,090.4


                                    OVERVIEW

   This overview highlights some basic information about the Variable Annuity Contract offered by First Investors Life in this prospectus. We sell Separate Account A Contracts with a front-end sales charge. The Contracts invest in Separate Account A. You will find more information about the Contracts beginning on page 7 of this Prospectus.

HOW THE CONTRACTS WORK

   Like all variable annuity contracts, the Contract has two phases: an accumulation period and an annuity income period. During the accumulation period, earnings on your investment accumulate on a tax-deferred basis. The annuity income period begins when you start to receive annuity income payments. You can select one of several annuity income payment options. The amount of your annuity payments will vary with the performance of Separate Account A as well as the type of annuity option you choose

   During the accumulation period, the amount of money you accumulate in your Contract depends on the performance of Separate Account A. You can gain or lose money if you invest in the Contract. Separate Account A invests at net asset value in shares of the Special Bond Fund. For information on the investment objectives, principal investment strategies and principal investment risks of the Special Bond Fund, see the Fund prospectus, which is attached at the end of this prospectus.

   The Contract provides a guaranteed death benefit that we pay to a designated beneficiary when the Annuitant dies. The Separate Account A Contract guarantees that the beneficiary will receive the greater of (i) the total Purchase Payments less any withdrawals or (ii) the Accumulated Value of the Contract at the time of death.

WHO WE ARE

   First Investors Life
   --------------------

   First Investors Life, 95 Wall Street, New York, New York 10005 is a stock life insurance company incorporated in New York in 1962. We write life insurance, annuities and accident and health insurance.

   First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc.("FIMCO" or "Adviser"), the investment adviser of Special Bond Fund, and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter"), the distributor of the contracts, and Administrative Data Management Corp., the transfer agent for the Special Bond Fund. Mr. Glenn
O. Head,  Chairman of FICC,  controls  FICC and,  therefore,  controls the First
Investors Management Company, Inc. and First Investors Life and the other companies that are owned by FICC.

   Separate Account A
   ------------------

   First Investors Life Variable Annuity Fund A ("Separate Account A") was established on September, 1979 under New York Insurance Law.

   Separate Account A is a registered unit investment trust with the Securities and Exchange Commission ("SEC"). This registration does not involve SEC supervision of the management or investment practices or policies of Separate Account A.

   We segregate the assets of Separate Account A from our other assets. We cannot charge liabilities arising out of our other businesses against that portion of Separate Account A's assets that is approximately equal to Contract reserves and liabilities. We credit to, or charge against, Separate Account A realized and unrealized income, gains and losses without regard to our other income, gains and losses. The obligations under the Contracts are our obligations.

   Separate Account A invests, at net asset value, in shares of the Special Bond Fund. Separate Account A reinvests all distributions received from the Fund in additional shares of the Fund at net asset value. Separate Account A may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value. We value Fund shares that we hold in Separate Account A at their net asset values.

   The Special Bond Fund
   ---------------------

   The Special Bond Fund is a diversified open-end management investment company (commonly known as a "mutual fund") registered with the SEC under the 1940 Act. Registration of the Fund does not involve supervision by the SEC of the management or investment practices or policies of the Fund. The Fund offers its shares only through the purchase of our variable annuity contracts. It does not offer its shares directly to the general public. The Fund reserves the right to offer its shares to other separate accounts of ours or directly to us.

   FIMCO, the investment adviser of the Fund, is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser supervises and manages the investments and operations of the Fund.

RISK AND REWARD CONSIDERATIONS

   You should consider investing in a Contract if you are seeking to accumulate assets for your retirement or you are already retired and you are concerned about outliving your retirement savings. The Contract offers you a professionally managed investment in an underlying portfolio with certain investment objectives, policies and risks as set forth in the Special Bond Fund's prospectus. You pay no income taxes on any gains until you withdraw your money through surrenders or one of our annuity options. This allows your money to grow faster. Best of all, there are no income or contribution limits - such as those that exist on individual retirement accounts or 401(k)s - that restrict the amount that you can invest. You control how much you invest for your retirement and when and how often you wish to add to your account.

   There are several factors that you should consider before you make a decision to purchase a Contract.

   o You bear all of the investment risk of the underlying investment portfolio, which means you could lose money. The investment objectives, primary investment strategies, and primary risks of the underlying Fund is described in the attached Special Bond Fund prospectus.

   o An investment in a Contract is not an investment in a mutual fund. The Contract differs from an investment in a mutual fund in that it has a death benefit and annuity pay-out options, you pay charges for these annuity benefits ("additional annuity charges") that are not applicable to investments in mutual funds, and we, not you, own the shares of the underlying Special Bond Fund.

   o You should not consider investing in a Contract unless you plan to maintain your investment for at least 10 years and do not plan to take withdrawals prior to age 59 1/2. It will generally take at least 10 years before the benefits of tax deferred growth to outweigh the additional annuity charges. Moreover, distributions prior to age 59 1/2 are, with some exceptions, subject to a penalty tax. See "TAX INFORMATION."

   o We generally do not recommend the Contract for investors who are in combined federal, state and local income tax brackets of less than 28%. For such investors, the benefits of tax deferred growth are not likely to outweigh the additional annuity charges.

   o If you are investing assets within an individual retirement account or other qualified retirement plan account, a mutual fund investment provides the same tax deferred growth potential as a variable annuity, without the additional annuity charges.

   o A partial or total surrender of a Contract is taxed as ordinary income to the extent that the Contract value exceeds your investment in the Contract (i.e., on an "income first" basis). See "TAX INFORMATION."

   o The death benefit paid to a beneficiary of the Contract is taxed as ordinary income to the beneficiary at the beneficiary's tax rate to the extent that the death benefit exceeds the owner's investment in the Contract. Thus, if your primary objective is to pass wealth on to your heirs, a life insurance policy may be more appropriate for you. The death benefit on a life insurance policy passes income-tax free to the beneficiary.

   o Generally, it may not be advisable to switch from one variable annuity contract to another because each contract will have a sales charge.


                             THE CONTRACTS IN DETAIL

   The Contract is a variable annuity contract which provides you with the opportunity to accumulate capital on a tax deferred basis by investing in Separate Account A and thereafter annuitizing your accumulated cash value if you wish. We offer the Contract in states where we have the authority to issue the Contract. We designed the Contract to provide lifetime annuity payments to Annuitants according to several annuity options. The amount of annuity payments will vary with the investment performance of Separate Account A as well as the type of annuity you select. The Contract obligates us to make payments for the lifetime of the Annuitant in accordance with the annuity rates in the Contract, regardless of actual mortality experience (see "The Annuity Period"). On the death of the Annuitant before the Annuity Commencement Date, we pay a death benefit to the Beneficiary whom you designate. For a discussion of the amount and manner of payment of this benefit, see "Death of Annuitant During the Accumulation Period."

   You may surrender all or a portion of the Accumulated Value during the Accumulation Period. For a discussion on withdrawals during the Accumulation
Period, see "Surrender and Termination (Redemption) During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Tax Information." The exercise of any Contract right, including the right to make a withdrawal during the Accumulation Period, is subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plan.

   We reserve the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

   Contractowners with any inquiries concerning their account should write to us at our Home Office, 95 Wall Street, New York, New York 10005.

PURCHASE PAYMENTS

   Your initial Purchase Payment must be at least $2,000. You may make Additional Payments under the Contract of at least $200 at any time after Contract issuance.

   We credit your initial Purchase Payment (less any charges) to a your Account on the Valuation Date that we receive it, provided that we have received a properly completed application. We credit an Additional Payment to your Account on the Valuation Date that we receive it. If we receive an incomplete application from you, you must provide us with all required information not later than five business days following the receipt of such application. Otherwise, we will return the Purchase Payment to you at the end of such five-day period.

   Your Purchase Payments buy Accumulation Units of Separate Account A and not shares of the Fund in which Separate Account A invests. We allocate Purchase Payments to Separate Account A based on the next computed value of an Accumulation Unit following receipt at our Home Office or other designated office. We value Accumulation Units at the end of each Valuation Date (i.e., as of the close of regular trading on the NYSE, normally 4:00 P.M., Eastern Time).

SALES CHARGE DEDUCTED FROM PURCHASE PAYMENTS

   We intend the sales charge to cover expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts. Discounts are available on larger purchases. Moreover, when you make an Additional Payment after the issuance of the Contract, you are entitled to a credit for all prior payments in computing the sales charge percentage. In other words, you pay the sales charge percentage that reflects: (a) the total amount of all Purchase Payments previously made plus (b) the amount of the Additional Payment being made.


                                 DEDUCTION TABLE

                                        SALES CHARGE AS % OF    CONCESSION TO
                                       PURCHASE   NET AMOUNT    DEALERS AS % OF
AMOUNT OF PURCHASE PAYMENT(S)        PAYMENT(S)*   INVESTED  PURCHASE PAYMENT(S)
Less than $25,000......................  7.00%      7.53%           5.75%
$25,000 but under $50,000..............  6.25       6.67            5.17
$50,000 but under $100,000.............  4.75       4.99            3.93
$100,000 but under $250,000............  3.50       3.63            2.90
$250,000 but under $500,000............  2.50       2.56            2.19
$500,000 but under $1,000,000..........  2.00       2.04            1.67
$1,000,000 or over.....................  1.50       1.52            1.24

 * Assumes that we have deducted no Premium taxes.

   We do not impose a sales charge for Contracts sold to (a) officers and full-time employees of First Investors Life or its affiliates who have been employed for at least one year, or (b) our agents who have been under contract for at least one year.

MORTALITY AND EXPENSE RISK CHARGES

   The mortality risk that we assume arises from our obligation to continue to make Fixed or Variable Annuity payments, determined in accordance with the other provisions of the Contracts, to each Annuitant regardless of (a) how long that person lives and (b) how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract. Moreover, these factors may reduce the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement. We also assume mortality risk because of our guarantee of a minimum payment in the event of the death prior to the Annuity Commencement Date of the Annuitant prior to the Annuity Commencement Date. In addition, we assume the risk that the charges for administrative expenses may not be adequate to cover such expenses. We will not increase the amount we charge for administrative expenses. In consideration for our assumption of these mortality and expense risks, we deduct an amount equal, on an annual basis, to 0.75% of the daily Accumulation Unit value of Separate Account A. Of this charge, approximately 0.60% is for assuming the mortality risk, and 0.15% is for assuming the expense risk.

   We guarantee that we will not increase the mortality and expense risk charges during the term of any Contract. If the charges are insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to us. We can use any profits resulting to us from over-estimates of the actual costs of the mortality and expense risks for any business purpose, including the payment of expenses of distributing the Contracts. These profits will not remain in Separate Account A.

OTHER CHARGES

   Administrative Charge
   ---------------------

   We may deduct an administrative charge of $7.50 annually from the Accumulated Value of Contracts that have an Accumulated Value of less than $1,500 due to partial surrenders. These charges are to compensate us for expenses involved in administering small accounts. If the actual expenses exceed charges, we will bear the loss.

   Premium Tax Charge
   ------------------

   Some states assess Premium taxes at the time you:

   o     make Purchase Payments,

   o     surrender, or

   o     begin receiving annuity payments.

   We currently advance any Premium taxes due at the time you make Purchase Payments and then deduct Premium taxes from the Accumulated Value of the Contract at the time of surrender, on death of the Annuitant or when annuity payments begin. However, we reserve the right to deduct Premium taxes when incurred. See "Appendix I" for Premium tax table.

   Expenses
   --------

   Total Separate Account A expenses for the fiscal year ended December 31, 2000 amounted to $203,945 or 0.75% of average net assets for Separate Account A. The Special Bond Fund has expenses that it pays out of its assets.

THE ACCUMULATION PERIOD

   Crediting Accumulation Units
   ----------------------------

   During the Accumulation Period, we credit Purchase Payments on the Contracts to the Contractowner's Individual Account in the form of Accumulation Units. We determine the number of Accumulation Units that we credit to a Contractowner for Separate Account A by dividing (a) the Purchase Payment (less any charges) by
(b) the value of an Accumulation Unit for Separate Account A. We make this valuation after we receive the Purchase Payment at our Home Office or other designated office.

   The value of the Contractowner's Individual Account varies with the value of the assets of Separate Account A. The investment performance of Separate Account A and the expenses and deduction of certain charges affect the value of an Accumulation Unit. There is no assurance that the value of your Individual Account will equal or exceed Purchase Payments. We determine your Individual
Account for a Valuation Period by multiplying (a) the total number of Accumulation Units we credit to Separate Account A by (b) the value of an Accumulation Unit for Separate Account A for the Valuation Period.

  Death of Annuitant During the Accumulation Period
  -------------------------------------------------

   If the Annuitant dies before the Annuity Commencement Date, we pay a Death Benefit to the Beneficiary you have designated. We make this payment when we receive (a) a death certificate or similar proof of the death of the Annuitant ("Due Proof of Death") and (b) a First Investors Life Claimant's Statement that includes notification of the Beneficiary's election to receive payment in either a single sum settlement or an Annuity Option. We determine the value of the Death Benefit as of the next computed value of the Accumulation Units following our receipt of written notification of death at our Home Office or other designated office.

   If you do not elect payment of the Death Benefit under one of the Annuity Options before the Annuitant's death, the Beneficiary may elect to have the Death Benefit (a) paid in a single sum, (b) applied to provide an annuity under one of the Annuity Options or (c) as we otherwise permit. If the Beneficiary elects a single sum settlement, we pay the amount of the Death Benefit within seven days of receipt of Due Proof of Death and a Claimant's statement.

   If the Beneficiary wants an Annuity Option, the Beneficiary will have up to 60 days commencing with the date of our receipt of Due Proof of Death to select an Annuity Option. If the Beneficiary does not make a selection by the end of the 60-day period, we pay a single sum settlement to the Beneficiary. If the Beneficiary selects any Annuity Option, the Annuity Commencement Date is the date specified in the election. That date may be no later than 60 days after receipt by us of Due Proof of Death.

   The amount of the Death Benefit payable upon the death of the Annuitant will be the greater of (a) the total Purchase Payments less withdrawals or (b) the Accumulated Value.

  Death Benefit During Annuity Period
  -----------------------------------

  On receipt of Due Proof of Death of the Annuitant after annuity payments have begun under an Annuity Option, we make any remaining payments under the Annuity Option to the Beneficiary as provided by the Annuity Option.

   Unless otherwise provided in the Beneficiary  designation,  if no Beneficiary
survives  the  Annuitant,   the  proceeds  will  be  paid  in  one  sum  to  the
Contractowner, if living; otherwise, to the Contractowner's estate.

  Death of Contractowner During the Accumulation Period
  -----------------------------------------------------

   If the Contractowner dies before we have distributed the entire interest in the Contract, we must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under
Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"). The entire interest of the Contractowner is the Accumulated Value of the Contract.

   If the death of the Contractowner occurs before the Annuity Commencement Date, we distribute the entire interest in the Contract to the Beneficiary (a) within five years, or (b) beginning within one year of death, over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, we need not make any distribution. The surviving spouse may continue the Contract as the new Contractowner. If the Contractowner is also the Annuitant, the spouse has the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse has the right to become the Contractowner and the Annuitant.

  Surrender and Termination (Redemption) During the Accumulation Period
  ---------------------------------------------------------------------

   You may elect, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant, to surrender the Contract for all or any part of your Individual Account. In the event of the termination of the Contract and on due surrender of the Contract at our Home Office or other designated office, we pay you the Accumulated Value of the Contract.

   We deduct any amount you request as a partial surrender from Separate Account
A. This results in a corresponding reduction in the number of Accumulation Units credited to you in Separate Account A. For any total or partial surrender, we base the deduction on the next computed value of an Accumulation Unit following our receipt of a written request at our Home Office or other designated office. We may defer any such payment for a period of not more than seven days. However, we may postpone such payment during any period when:

    o trading on the NYSE is restricted as the SEC determines or the NYSE is closed for other than weekends and holidays;

    o   the SEC has by order permitted such suspension; or

    o any emergency, as defined by SEC rules, exists when the sale of portfolio securities or calculation of securities is not reasonably practicable.

   For information as to Federal tax consequences of surrenders, see "Tax Information." For information as to Premium tax consequences, see "Other Charges."

EXCHANGE PRIVILEGE

   At any time prior to the Annuity Commencement Date, you may exchange Separate Account A Contracts for First Investors Life Variable Annuity Fund C ("Separate Account C") Contracts, at the next computed values of the respective Accumulation Units of the two Separate Accounts. Although there is no charge for this exchange, Contractowners who exchange from Separate Account A to Separate Account C will be required to execute a change of contract form. This form states that we deduct a daily charge equal to an annual rate of 1.00% of the daily Accumulation Unit value of Separate Account C as a charge for mortality and expense risks. Contractowners are advised to read the Prospectus of Separate Account C, which may be obtained free of charge from First Investors Life, before exchanging Separate Account A Contracts for Separate Account C Contracts. We may modify or terminate this exchange privilege at any time.

THE ANNUITY PERIOD

   Commencement Date
   -----------------

   Annuity payments begin on the Annuity Commencement Date you select when you buy a Contract. You may elect in writing to advance or defer the Annuity Commencement Date, not later than 30 days before the Annuity Commencement Date. You may defer the Annuity Commencement Date until the first day of the calendar month after the Annuitant's 85th birthday or, if state law permits, 90th birthday. If you elect no other date, annuity payments will commence on the Contract anniversary date after the Annuitant's 85th birthday, or, if state law permits, 90th birthday.

   If the net Accumulated Value on the Annuity Commencement Date is less than $2,000, we may pay such value in one sum in lieu of annuity payments. If the net Accumulated Value is $2,000 or more, but the variable annuity payments are less than $20, we may change the frequency of annuity payments to intervals that will result in payments of at least $20.

   Assumed Investment Rate
   -----------------------

   We build a 3.5% assumed investment rate into the Contract's Annuity Tables which are used to determine the amount of the monthly annuity payments. A higher rate would mean a higher initial payment but more slowly rising and more rapidly falling subsequent Variable Annuity payments. A lower rate would have the opposite effect. If the actual net investment rate of Separate Account A is at the annual rate of 3.5%, the Variable Annuity payments will be level. A Fixed Annuity features annuity payments that remain fixed as to dollar amount throughout the payment period and an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

   Annuity Options
   ---------------

   You may elect to receive payments under any one of the Annuity Options in the Contract. You may make this election at any time up to 30 days before the Annuity Commencement Date on written notice to us at our Home Office or other designated office. If no election is in effect on the Annuity Commencement Date, we will make annuity payments on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed. This is the Basic Annuity.

   The material factors that determine the level of your annuity benefits are:

   o the value of your Individual Account described in this Prospectus before the Annuity Commencement Date;

   o  the Annuity Option you select;

   o  the frequency and duration of annuity payments;

   o the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date; and,

   o in the case of a variable annuity, the investment performance of Separate Account A.

   On the Annuity Commencement Date, we apply the Accumulated Value, reduced by any applicable Premium taxes not previously deducted, to provide (a) the Basic Annuity or (b) if you have elected an Annuity Option, one of the Annuity Options we describe below.

   The Contracts provide for the six Annuity Options described below:

   Option 1 - LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due before the death of the Annuitant. If you elect this Option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

   Option 2a - JOINT AND SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

   Option 2b - JOINT AND TWO-THIRDS TO SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

   Option 2c - JOINT AND ONE-HALF TO SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

   Under Annuity Options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

   Option 3 - LIFE ANNUITY WITH 60, 120 OR 240 MONTHLY PAYMENTS GUARANTEED. An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 60, 120 or 240 monthly periods, as elected, we will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, we will pay the Beneficiary's estate the present value of the remainder of the guaranteed payments. The present value of the remaining payments is the discounted (or reduced) amount which would produce the total of the remaining payments assuming that the discounted amount grew at the effective annual interest rate assumed in the Annuity Tables of the Contract. Pursuant to the 1940 Act, the Beneficiary may also, at any time he or she is receiving guaranteed payments, elect to have us pay him or her the present value of the remaining guaranteed payments in a lump sum.

   Option 4 - UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due before the death of the Annuitant. We make an additional annuity payment to the Beneficiary equal to the following. We take the Annuity Unit value of Separate Account A as of the date we receive notice of death in writing at our Home Office or other designated office. We multiply that value by the excess, if any, of (a) over
(b). For this purpose, (a) is (i) the net Accumulated Value we allocate to Separate Account A and apply under the option at the Annuity Commencement Date, divided by (ii) the corresponding Annuity Unit Value as of the Annuity Commencement Date, and (b) is the product of (i) the number of Annuity Units applicable under Separate Account A represented by each annuity payment and (ii) the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

   Annuity Election
   ----------------

   You may elect to have the net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, we allow no transfers or redemptions where we are making payments based on life contingencies. You must make these elections in writing to us at our Home Office or other designated office at least 30 days before the Annuity Commencement Date. In the absence of an election, we make annuity payments on a variable basis only under Annuity Option 3 above. Option 3 is the Basic Annuity, a Life Annuity with 120 Monthly Payments Guaranteed.

   Annuity Commencement Date Exchange Privilege
   --------------------------------------------

   If you fully surrender this Contract during the one-year period preceding its Annuity Commencement Date, you can use the proceeds to purchase Class A shares of First Investors mutual funds without incurring a sales charge.

  Death of Contractowner During the Annuity Period
  ------------------------------------------------

   If the death of the Contractowner occurs on or after the Annuity Commencement Date, we distribute the entire interest in the Contract at least as rapidly as under the Annuity Option in effect on the date of death.

TEN-DAY REVOCATION RIGHT

   You may elect to cancel the Contract, (a) within ten days from the date the Contract is delivered to you or (b) longer as applicable state law requires. We will cancel the Contract after we receive from you (a) the Contract and (b) a written request for cancellation, at our Home Office or other designated office. We will pay you an amount equal to the sum of (a) the difference between the Purchase Payments made under the Contract and the amount allocated to Separate Account A under the Contract and (b) the Accumulated Value of the Contract on the date of surrender. The amount we refund to you may be more or less than your initial Purchase Payment depending on the investment results of Separate Account
A. Some states require a full refund of premiums. In those states, if the Contractowner elects to cancel the Contract under the ten-day revocation right, the Contractowner will receive a full refund of the Purchase Payment.

                                 TAX INFORMATION


   This section provides an overview of the federal tax law as it pertains to the Contracts. It assumes that the Contractowner is a natural person who is a U.S. citizen and U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The law described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

   The Internal Revenue Code treats all Contracts that we issue to you in the same calendar year as a single Contract. Taxation of a Contract will depend, in part, on whether the Contract is purchased outside or inside of a qualified retirement plan or an individual retirement account ("IRA"). The following discussion assumes that a Contract has been purchased outside of an IRA or qualified retirement plan, unless otherwise noted.

PURCHASE PAYMENTS

   Your purchase payments are not deductible from your gross income for tax purposes, unless your Contract is in a deductible IRA.

INCREASES IN ACCUMULATED VALUE

   Generally, there is no income tax on increases in your Contract's accumulated value until there is a distribution from a Contract. A distribution occurs when there is a total or partial surrender or an annuity payment.

ANNUITY PAYMENTS

   Once annuity payments begin, a portion of each payment is taxable as ordinary income. The remaining portion is a nontaxable recovery of your investment in the contract. Generally, your investment in the Contract equals the purchase payments you made, less any amounts you previously withdrew that were not taxable.

   For fixed annuity payments, the tax-free portion of each payment is determined by:

   o dividing your investment in the Contract by the total amount you expect to receive out of the Contract, and

   o  multiplying the result by the amount of the payment.

   For variable annuity payments, the tax-free portion of each payment is (a) your investment in the Contract divided by (b) the number of expected payments.

   The remaining portion of each payment, and all of the payments you receive after you recover your investment in the Contract, are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the Contract.

SURRENDERS

   Before annuity payments begin, surrenders and loans are taxed as follows:

   o a partial or total surrender is taxed in the year of receipt to the extent that the Contract's accumulated value exceeds the investment in the Contract (that is, on an "income first" basis);

   o  a  penalty   equal  to  10%  of  the  taxable   distribution   applies  to
      distributions before the taxpayer's age 59 1/2, subject to certain exceptions.

DEATH BENEFITS

   Unlike the death benefit on a life insurance policy, the death benefit paid on a variable annuity contract does not pass to the beneficiary free of income taxes. The death benefit paid to a beneficiary on a Contract is ordinary income to the beneficiary to the extent it exceeds the owner's basis in the Contract. The beneficiary must pay taxes on this amount at the beneficiary's tax rate. Moreover, the death benefit may also be included in the owner's estate for purposes of determining federal estate tax (if any) without any deduction for income taxes paid by the beneficiary. See the discussion on "Estate and Generation Skipping Taxes."

SPECIAL RULES FOR QUALIFIED PLAN CONTRACTS

   The tax treatment of Contracts that are purchased within an IRA or qualified retirement plan account may differ from that of other Contracts. First, your premium payments may be deductible. Second, the total amount of surrenders, loans, annuity payments, death benefit payments, and other withdrawals may be taxable as ordinary income.

TAX WITHHOLDING AND REPORTING

   The Code generally requires us to withhold income tax from any Contract distribution, including a total or partial surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is "periodic" or "non-periodic."

   For periodic payments (e.g., annuity payments), we withhold from the taxable portion of each payment based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If you want us to withhold on a different basis, you must file an appropriate withholding certificate with us. For non-periodic payments (e.g., distributions such as partial surrenders), we generally withhold 10% of the taxable portion of each payment.

   You may elect not to have the withholding rules apply. For periodic payments, your election is effective for the calendar year for which you file it with us, and for each subsequent year until you amend or modify it. For non-periodic payments, an election is effective when you file it with us, but only for the payment to which it is applicable. We have to notify your recipients of your right to elect not to have taxes withheld.

   The Code generally requires us to report all payments to the Internal Revenue Service.

OTHER TAX ISSUES

   We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account A. Based upon this expectation, no charge is currently assessed against the Separate Account for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against the Separate Account.

   We are required to ensure that the underlying investment portfolio of Separate account A meets the Code's investment diversification requirements of the Internal Revenue Code. The investment adviser of the underlying Fund monitors the portfolio to ensure that the diversification requirements are met. If the portfolio failed to satisfy these requirements, you would be taxed on the earnings of the portfolio, unless your Contract was held in an IRA or qualified plan. The tax would apply from the first quarter of the failure, until we corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.

   The Treasury Department has stated that it may issue guidelines that would limit a Policyowner's control of investments underlying a variable life insurance policy. These guidelines may limit the number of underlying investment funds and frequency of transfers among those funds. The guidelines could apply retroactively if they did not reflect a new Treasury Department position. If the Policy failed to comply with guidelines, the Policyowner would be taxed on the Policy's current income. We reserve the right to change the Policy to comply with any such guidelines.

                             PERFORMANCE INFORMATION

   From time to time, Separate Account A may advertise several types of performance information, including "yield," "average annual total return" and "total return." We base each of these figures on historical results and do not intend them to indicate the future performance of Separate Account A.

   The "total return" of Separate Account A is the total change in value of an investment in Separate Account A over a period of time, expressed as a percentage. "Average annual total return" is the rate of return that would produce that change in value over the specified period, if compounded annually. We will quote average annual total return for one, five and ten-year periods. Average annual total return and total return figures include the deduction of all expenses and fees, including the payment of the Mortality and Expense Risk charges of 0.75% and the maximum sales charge of 7.00%.

   The "yield" of Separate Account A refers to the income that an investment in Separate Account A generates over a one-month or 30-day period expressed as a percentage of the value of Separate Account A's Accumulation Units. Yield is an annualized figure. We assume that Separate Account A generates the same level of net income over a one-year period, which we compound on a semi-annual basis.

   Neither the total return nor the yield figures reflect deductions for Premium taxes, since most states do not impose those taxes.

   For  further  information  on  performance  calculations,   see  "Performance
Information" in the Statement of Additional Information.

                                OTHER INFORMATION

VOTING RIGHTS

   Because the Special Bond Fund is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Special Bond Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, the Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of the Fund's shareholders in accordance with the 1940 Act. Thus, if the Fund sought to change fundamental investment objectives or investment policies, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by the Subaccount in which their Contract invests.

   We would vote the shares of the Fund held in Separate Account A or directly, at any Fund shareholders as follows:

   o shares attributable to Contractowners for which we received instructions, would be voted in accordance with the instructions;

   o shares attributable to Contractowners for which we did not receive instructions would be voted in the same proportion that we voted shares held in Separate Account A for which we received instructions; and

   o shares not attributable to Contractowners would be voted in the same proportion that we voted shares held in Separate Account A attributable to Contractowners for which we received instructions.

   We will vote Fund shares that we hold directly in the same proportion that we vote shares held in Separate Account A that are attributable to Contractowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in the subaccount. We will present all the shares of the Fund that we held through Separate Account A or directly at any Fund shareholders meeting for purposes of determining a quorum.

   We will determine the number of Fund shares held in Separate Account A that is attributable to each Contractowner as follows:

   o before the Annuity Commencement Date, we divide Separate Account A's Accumulated Value by the net assets value of one Fund share, and

   o after the Annuity Commencement Date, we divide the reserve held in Separate Account A for the variable annuity payment under the Contracts by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

   We will determine the number of votes that a Contractowner has the right to cast as of the record date that the Fund establishes.

   We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Contractowner having a voting interest in Separate Account A.

   The voting rights that we describe in this Prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, we reserve the right to vote Fund shares in our own right, to the extent the law permits.

 RESERVATION OF RIGHTS

   We also  reserve the right to make  certain  changes if we believe they would
(a) best serve the interests of the Contractowners and Annuitants or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. We will obtain, when required, the necessary Contractowner or regulatory approval for any change and provide, when required, notification to Contractowners before making a change. For example, we may:

   o operate Separate Account A in any form permitted under the 1940 Act or in any other form permitted by law,

   o add, delete, or substitute for the Fund shares held in Separate Account A, the shares of any investment company or series thereof, or any investment permitted by law, or

   o amend the Contracts if required to comply with the Internal Revenue Code or any other applicable federal or state law.

DISTRIBUTION OF CONTRACTS

   We sell the Contracts solely through individuals who, in addition to being licensed insurance agents of First Investors Life, are registered representatives of FIC which is an affiliate of First Investors Life. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. FIC's executive offices are located at 95 Wall Street, New York, NY 10005. First Investors Life has reserved the right to sell the Contracts directly.

FINANCIAL STATEMENTS

   The Statement of Additional Information, dated May 1, 2001, includes:

   o the financial statements for First Investors Life and the accompanying Report of Independent Certified Public Accountants; and

   o and the financial statements for Separate Account A and the accompanying Report of Independent Certified Public Accountants.

   You can get the Statement of Additional Information at no charge on request to First Investors Life at the address or telephone number on the cover page of this Prospectus.

                                TABLE OF CONTENTS
                         OF THE STATEMENT OF ADDITIONAL
                                   INFORMATION

    Item                                                        Page
    ----                                                        ----
   General Description.............................................2
   Services........................................................2
   Annuity Payments................................................3
   Other Information...............................................4
   Performance Information.........................................5
   Relevance of Financial Statements...............................7
   Appendices......................................................8
   Financial Statements...........................................13




                                   APPENDIX I

                             STATE AND LOCAL TAXES*




Alabama.....................--             Missouri......................--
Alaska......................--             Nebraska......................--
Arizona.....................--             Nevada......................3.5%
Arkansas....................--             New Jersey....................--
California...............2.35%             New Mexico....................--
Colorado....................--             New York .....................--
Connecticut.................--             North Carolina ...............--
Delaware....................--             Ohio..........................--
District of Columbia.....2.25%             Oklahoma......................--
Florida..................1.00%             Oregon........................--
Georgia.....................--             Pennsylvania..................--
Illinois....................--             Rhode Island..................--
Indiana.....................--             South Carolina................--
Iowa.....................2.00%             Tennessee.....................--
Kentucky....................--             Texas.........................--
Louisiana...................--             Utah..........................--
Maryland....................--             Virginia......................--
Massachusetts...............--             Washington....................--
Michigan....................--             West Virginia..............1.00%
Minnesota...................--             Wisconsin.....................--
Mississippi.................--             Wyoming....................1.00%


Note: State legislation could change the rates above. State insurance regulation could change the applicability of the rates above.

* Includes local annuity Premium taxation.

[GRAPHIC OMITTED] FIRST INVESTORS




      SPECIAL BOND FUND

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                                    CONTENTS

INTRODUCTION...................................................................3

FUND DESCRIPTION...............................................................4

FUND MANAGEMENT................................................................7

BUYING AND SELLING SHARES......................................................7

|X| How and when does the Fund price its shares?...............................7
|X| How do I buy and sell shares?..............................................8

ACCOUNT POLICIES...............................................................8

|X| What about dividends and capital gain distributions?.......................8
|X| What about taxes?..........................................................8

FINANCIAL HIGHLIGHTS...........................................................9

                                  INTRODUCTION

This prospectus describes the First Investors Fund that is used solely as the underlying investment option for variable annuity contracts offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Fund directly, but only through such a contract as offered by FIL. The Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks, and how it has performed. The Fund description also contains a "Fund in Detail" section with more information on strategies and risks of the Fund.

                                FUND DESCRIPTION

                                SPECIAL BOND FUND

                                    OVERVIEW

OBJECTIVES:    The Fund  primarily  seeks high current income without undue risk to principal and secondarily seeks growth of capital.

PRIMARY
INVESTMENT
STRATEGIES:    The  Fund  primarily  invests  in  a  diversified   portfolio  of
               high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis.
               The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to achieve growth of capital by investing in high-yield bonds with stable to improving credit conditions.

PRIMARY
RISKS: There are four primary risks of investing in the Fund. First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High yield bonds issued by foreign companies are subject to additional risks including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign markets. Second, the value of the Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors. Third, high yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell. Fourth, while high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise. Fluctuations in the prices of high yield bonds can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                    How has the Special Bond Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares for each of the last ten calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract through which you invest. If they were included, the returns would be less than those shown.

                                  SPECIAL BOND

The chart below has the following plot points:

35.76%  14.56%  18.15%  -1.00%  20.76%  13.10%  10.94%  1.29%   6.24%   -6.57%
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000


================================================================================
During the periods shown, the highest quarterly return was 10.85% (for the quarter ended March 31, 1991), and the lowest quarterly return was (5.15%) (for the quarter ended December 31, 2000). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for the Fund's shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index") as of December 31, 2000. The Fund sells its shares solely to the variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.


                        1 Year*          5 Years*    10 Years*


Special Bond            (6.57)%          4.76%       10.61%
High Yield Index        (6.19)%          4.09%       10.97%


*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

                               THE FUND IN DETAIL

What are the Special Bond Fund's objectives, principal investment strategies, and principal risks?

OBJECTIVES: The Fund  primarily  seeks high current income without undue risk to principal and secondarily seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The
Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. The Fund attempts to invest in bonds that have stable to improving credit quality that could appreciate in value because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Special Bond Fund:

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

MARKET RISK: The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds. The prices of high yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

LIQUIDITY RISK: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

FOREIGN INVESTMENT RISK: Foreign investments involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.


                                 FUND MANAGEMENT


First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 50 mutual funds or series of funds with total net assets of over $5 billion. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions. For the fiscal year ended December 31, 2000 , FIMCO received advisory fees of 0.75% of the Fund's average daily net assets.


Nancy W. Jones serves as Portfolio Manager of the Fund. Ms. Jones manages certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.


                            BUYING AND SELLING SHARES

                  How and when does the Fund price its shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.

                          How do I buy and sell shares?

Investments in the Fund may only be made through purchases of variable annuity contracts offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into Separate Account A, a unit investment trust. The Separate Account pools the proceeds to purchase shares of the Fund.

For information about how to buy or sell the variable annuity contracts, see the Separate Account prospectus which is attached to this prospectus. It will describe not only the process for buying and selling contracts, but also the fees and charges involved. This prospectus is not valid unless a Separate Account prospectus is attached hereto.

                                ACCOUNT POLICIES

                    What about dividends and capital gain distributions?

The Separate Account which owns the shares of the Fund will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the Separate Account in additional shares of the Fund.

To the extent that it has net investment income, the Fund will declare daily and pay, on a quarterly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Account. There are tax consequences associated with investing in the variable annuity contracts. These are discussed in the attached Separate Account prospectus.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

 -------------------------------------------------------------------------------
                                      Year Ended December 31
 -------------------------------------------------------------------------------


                                           2000    1999    1998     1997      1996
                                           ----    ----    ----     ----      ----

Net Asset Value, Beginning of Year       $11.37    $11.86  $12.89   $12.75    $12.23
                                         ------    ------  ------   ------    ------


Income from Investment Operations


Net investment income............          1.08     1.10     1.12     1.11      1.17
Net realized and unrealized .....
 gain (loss) on investments......         (1.78)    (.39)    (.95)     .23       .37
                                          ------    -----    -----   -----     -----

  Total from Investment Operations         (.70)     .71      .17     1.34      1.54
                                          ------    -----    -----   ------    ------


Less Distributions from:

  Net investment income..........          1.20     1.20     1.20     1.20      1.02
                                           ----    -----    -----  -------    ------
Net Asset Value, End of Year.....          9.47   $11.37   $11.86   $12.89    $12.75
                                           ====   ======   ======   ======    ======

TOTAL RETURN(%)+.................         (6.57)    6.24     1.29    10.94     13.10
----------------


RATIOS/SUPPLEMENTAL DATA
------------------------


Net Assets, End of Year (in thousands)  $24,135  $30,194  $32,260  $36,082   $36,948
Ratios to Average Net Assets (%)
Expenses.........................           .89      .87      .89      .86       .86
Net investment income............         10.09     9.38     8.93     8.60      9.31


Portfolio Turnover Rate (%)......            37       32       65       53        29


+ THE EFFECT OF FEES AND CHARGES  INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT
  REFLECTED IN THESE PERFORMANCE FIGURES.

[GRAPHIC OMITTED] FIRST INVESTORS


      SPECIAL BOND FUND

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone: 1-800-423-4026

You can review and copy Fund documents (including reports, and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(Investment  Company  Act File No.  First  Investors  Special  Bond Fund,  Inc.:
811-2981)

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A

                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                   OFFERED BY

                     FIRST INVESTORS LIFE INSURANCE COMPANY

              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001


      This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus for First Investors Life Variable Annuity Fund A, dated May 1, 2001, which may be obtained at no cost by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005, or by telephoning (800) 342-7963.





                                TABLE OF CONTENTS

                                                                 Page
                                                                  ---

      General Description........................................   2
      Services...................................................   2
      Annuity Payments...........................................   3
      Other Information..........................................   4
      Performance Information....................................   5
      Relevance of Financial Statements..........................   7
      Appendices.................................................   8
      Financial Statements.......................................  13

                               GENERAL DESCRIPTION

      FIRST INVESTORS LIFE INSURANCE COMPANY. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for First Investors Special Bond Fund, Inc. Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls the Adviser and First Investors Life.

      SEPARATE   ACCOUNT  A.  First  Investors  Life  Variable  Annuity  Fund  A
("Separate Account A") was established on September 11, 1979 under the provisions of the New York Insurance Law. The assets of Separate Account A are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account A is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account A.

      The assets of Separate Account A are invested at net asset value in shares of First Investors Special Bond Fund, Inc. (the "Fund"). The Fund's Prospectus describes the risks attendant to an investment in the Fund.


                                    SERVICES

      CUSTODIAN.   First  Investors  Life,  subject  to  applicable  laws  and regulations, is the custodian of the securities of Separate Account A.

      INDEPENDENT PUBLIC ACCOUNTANTS. Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103, independent certified public accountants, has been selected as the independent accountants for Separate Account A. First Investors Life pays Tait, Weller & Baker a fee for serving as the independent accountants for Separate Account A which is set by the Audit Committee of the Board of Directors of First Investors Life.

      UNDERWRITER. First Investors Life and Separate Account A have entered into an Underwriting Agreement with FIC. FIC, an affiliate of First Investors Life, and of the Adviser has its principal business address at 95 Wall Street, New York, New York 10005. For the fiscal years ending December 31, 1998, 1999 and 2000, FIC received fees of $17,586, $8,508, and $8,969, respectively, in connection with the distribution of the Contracts in a continuous offering.

      The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

                                ANNUITY PAYMENTS

      VALUE OF AN ACCUMULATION UNIT. For Separate Account A, the value of an Accumulation Unit was arbitrarily initially set at $1.00. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B). The investment performance of the Fund, and expenses and deductions of certain charges affect the Accumulation Unit Value. The value of an Accumulation Unit for Separate Account A may increase or decrease from Valuation Period to Valuation Period.

      NET INVESTMENT FACTOR. The Net Investment Factor for Separate Account A for any Valuation Period is determined by dividing (a) by (b) and subtracting
(c) from the result, where:

(a)   is the net result of:

      (1) the net asset value per share of the Fund determined at the end of the current Valuation Period, plus

      (2) the per share amount of any dividend or capital gains distributions made by the Fund if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the net asset value per share of the Fund determined as of the end of the immediately preceding Valuation Period.

(c) is a factor representing the charges deducted for mortality and expense risks. Such factor is equal on an annual basis to 0.75% of the daily net asset value of Separate Account A. This percentage represents approximately 0.60% charge for the mortality risk assumed and 0.15% charge for the expense risk assumed.

      The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for Separate Account A may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

      VALUE OF AN ANNUITY UNIT. For Separate Account A, the value of an Annuity Unit was arbitrarily initially set at $10.00. The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum, which is assumed in the Annuity Tables contained in the Contract. (For an illustration of this calculation, see Appendix III, Example A.)

      AMOUNT OF ANNUITY PAYMENTS. When annuity payments are to commence, the Accumulated Value to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date by the number of Accumulation Units owned. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. At that time any applicable Premium taxes not previously deducted will be deducted from the Accumulated Value to determine the Net Accumulated Value. The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment. The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied. These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date. The Contract contains a formula for determining the adjusted age, and the Annuity Tables are determined from the Progressive Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed five years by which the year of birth is later than 1900. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

      The dollar amount of the first monthly Variable Payment, based on Separate Account A determined as above, is divided by the value of an Annuity Unit for

Separate Account A for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under Separate Account A. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. This number of Annuity Units remains fixed for all variable annuity payments. The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for Separate Account A by the applicable value of an Annuity Unit Value for the Valuation Date on or immediately preceding the seventh day before the due date of the payment. The value of an Annuity Unit will vary with the investment performance of the Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month. (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

      A fixed annuity is an annuity with annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.


                                OTHER INFORMATION

      TIME OF PAYMENTS. All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination. However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Contracts (1) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Fund are not reasonably practical or it is not reasonably practical to determine the value of the Fund's net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

      REPORTS TO CONTRACTOWNERS. First Investors Life will mail to each Contractowner, at the last known address of record at the Home Office of First Investors Life, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for Separate Account A and the Accumulation Unit Values. In addition, latest available reports of the Fund will be mailed to each Contractowner.

      ASSIGNMENT. Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due. To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary. The Contracts may be assigned. No assignment of a Contract shall be binding on First Investors Life unless such assignment is in writing and is filed with First Investors Life at its Home Office.

                             PERFORMANCE INFORMATION

      Separate Account A may advertise its performance in various ways.

      The yield for Separate Account A is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of net investment income earned by Separate Account A during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of Accumulation Units of Separate Account A outstanding during the base period and (B) the maximum public offering price per Accumulation Unit on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine Separate Account A's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

      Separate Account A's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P" in the formula below) over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            T=[(ERV/P)1/n]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

            [ERV-P]/P  = TOTAL RETURN

      In providing such performance data, Separate Account A will assume the payment of the maximum sales charge of 7.00% (as a percentage of the purchase payment) on the initial investment and the payment of the Mortality and Expense Risk Charges of 0.75% ("P"). Separate Account A will assume that during the period covered all dividends and capital gain distributions are paid at net asset value per Accumulation Unit, and that the investment is redeemed at the end of the period.

      Average annual total return and total return for the periods ended December 31, 2000 calculated using the offering price for Separate Account A is set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN*

            One Year                   (13.78)%
            Five Years                   2.47%
            Ten Years                    9.10%

TOTAL RETURN*

            One Year                   (13.78)%
            Five Years                  12.98%
            Ten Years                   139.00%

Nonstandardized average annual total return and total return may also be advertised without any sales charges, but assuming the payment of all recurring Separate Account charges, including the Mortality and Expense Risk Charge of 0.75% (non-standardized performance information). In such case, the initial investment will either reflect a reduced sales load or no sales load. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Nonstandardized average annual total

-------------------------------
* The return figures assume the current maximum sales charge of 7.00%. Prior to December 30, 1991, the maximum sales charge for Separate Account A was 7.25%.

return and total return computed at net asset value for the periods ended December 31, 2000 for Separate Account A is set forth in the tables below:

NONSTANDARDIZED AVERAGE ANNUAL TOTAL RETURN

            One Year                    (7.29)%
            Five Years                   3.97%
            Ten Years                    9.90%

TOTAL RETURN

            One Year                    (7.29)%
            Five Years                   21.48%
            Ten Years                   156.99%

      Return information may be useful to investors in reviewing Separate Account A's performance. However, the total return and average annual total return will fluctuate over time and the return for any given past period is not an indication or representation by Separate Account A of future rates of return.

      At times, the Adviser may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase Separate Account A's total return, average annual total return and yield during the period of the waiver or reimbursement.

      Separate Account A may include in advertisements and sales literature, examples, information and statistics that illustrate the effect of taxable vs. tax-deferred compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional Accumulation Units. The examples may include hypothetical returns comparing taxable versus tax-deferred growth. The examples used will be for illustrative purposes only and are not representations by Separate Account A of past or future yield or return.

      From time to time, in reports and promotional literature, Separate Account A may compare its performance to, or cite the historical performance of, other variable annuities. The performance rankings and ratings of variable annuities reported in L-VIPPAS, a monthly publication for insurance companies and money managers published by Lipper Analytical Services, Inc. and in Morningstar Variable Annuity Performance Report, also a monthly publication published by Morningstar, Inc., may be used. Additionally, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES, CHANGING TIMES, FORTUNE, NATIONAL UNDERWRITER, etc., may also be used. Quotations from articles appearing in daily newspaper publications such as THE NEW YORK TIMES, THE WALL STREET JOURNAL and THE NEW YORK DAILY NEWS may be cited.

                        RELEVANCE OF FINANCIAL STATEMENTS

      The values of the interests of Contractowners under the variable portion of the Contracts will be affected solely by the investment results of Separate Account A. The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of Separate Account A.

                                   APPENDICES

                                   APPENDIX I

                                    EXAMPLE A
                    FORMULA AND ILLUSTRATION FOR DETERMINING
                    THE NET INVESTMENT FACTOR OF A SUBACCOUNT
                              OF SEPARATE ACCOUNT A

Net Investment Factor = A + B
                        ------ - D
                          C

Where:
A = The Net Asset Value of a Fund share, plus dividends accrued but not reinvested, as of the end of the current Valuation Period.
       Assume....................................................................... =  $8.51000000
B = The per  share  amount  of any  dividend  or  capital  gains  distribution
    reinvested      since the end of the immediately preceding Valuation Period.
       Assume....................................................................... =            0
C = The Net Asset Value of a Fund share, plus dividends accrued but not reinvested, as of the end of the immediately preceding Valuation Period.
       Assume....................................................................... =  $8.39000000
D = The daily deduction for mortality and expense risks, which totals .75%
    on an annual basis.
       On a daily basis............................................................. =    .00002054

Then, the Net Investment Factor = 8.51000000 + 0 - .00002054........................ =   1.01428220
                                  --------------
                                    8.39000000


                                    EXAMPLE B
                    FORMULA AND ILLUSTRATION FOR DETERMINING
                     ACCUMULATION UNIT VALUE OF A SUBACCOUNT
                              OF SEPARATE ACCOUNT A


Accumulation Unit Value = A x B

Where:
A = The Accumulation Unit Value for the immediately preceding Valuation
       Period.
       Assume....................................................................  =  $1.46328760
B = The Net Investment Factor for the current Valuation Period.
       Assume....................................................................  =   1.01428220

Then, the Accumulation Unit Value = $1.46328760 x 1.01428220.....................  =   1.48418657

                                   APPENDIX II

                                    EXAMPLE A
                    FORMULA AND ILLUSTRATION FOR DETERMINING
                           DEATH BENEFIT PAYABLE UNDER
                    ANNUITY OPTION 4-UNIT REFUND LIFE ANNUITY

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

                        A            A
Annuity Units Payable = - -(CxD), if - is greater than CxD
                        B            B

Where:
A = The Net Accumulated Value applied on the Annuity Commencement Date to purchase the Variable Annuity.
       Assume..................................................................... =    $20,000.00

B = The Annuity Unit Value at the Annuity Commencement Date.
       Assume..................................................................... =   $1.08353012

C = The number of Annuity Units represented by each payment made.
     Assume....................................................................... =  116.61488844

D = The total number of monthly Variable Annuity Payments made prior to the
       Annuitant's death.
     Assume....................................................................... =            30

Then the number of Annuity Units Payable:

                $20,000.00   -  (116.61488844 x 30)
               ------------
               $1.08353012

            =  18,458.18554633  -  3,498.44665320

            =  14,959.73889313


If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

     14, 959.73889313 x $1.12173107 = $16,780.80

                                  APPENDIX III

                                    EXAMPLE A

                    FORMULA AND ILLUSTRATION FOR DETERMINING
                              ANNUITY UNIT VALUE OF
                               SEPARATE ACCOUNT A


Annuity Unit Value = A x B x C

Where:
A =  Annuity Unit Value of the immediately preceding Valuation Period.
       Assume..................................................................... =   $1.10071211

B = Net Investment Factor for the Valuation Period for which the Annuity
       Unit is being calculated.
       Assume..................................................................... =    1.00083530

C = A factor to neutralize the assumed interest rate of 3 1/2% built into the Annuity Tables used.
     Daily factor equals.......................................................... =    0.99990575

Then, the Annuity Value is:

     $1.10071211 x 1.00083530 x 0.99990575 = $1.10152771


                                    EXAMPLE B

                    FORMULA AND ILLUSTRATION FOR DETERMINING
              AMOUNT OF FIRST MONTHLY VARIABLE ANNUITY PAYMENT FROM
                               SEPARATE ACCOUNT A

First Monthly Variable Annuity Payment =    A x B
                                           -------
                                           $1,000

Where:
A = The Net Accumulated  Value allocated to Separate Account A for the Valuation
    Date  on or  immediately  preceding  the  seventh  day  before  the  Annuity
    Commencement Date.
       Assume..................................................................... =    $20,000.00

B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant  according to the Annuity Tables contained in the Contract.
       Assume..................................................................... =         $6.40

Then, the first Monthly Variable Payment = $20,000 x $6.40 = $128.00
                                           ----------------
                                                $1,000

                                    EXAMPLE C

                    Formula and Illustration for Determining
               the Number of Annuity Units for Separate Account A
              Represented by Each Monthly Variable Annuity Payment

                           A
Number of Annuity Units =  -
                           B

Where:
A = The dollar amount of the first monthly Variable Annuity Payment.
       Assume..................................................................... =         $128.00

B = The Annuity Unit Value for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date.
       Assume..................................................................... =     $1.09763000

Then, the number of Annuity Units =    $128.00    = 116.61488844
                                    -------------
                                     $1.09763000


                                    EXAMPLE D

                    Formula and Illustration for Determining
              the Amount of Second and Subsequent Monthly Variable
                    Annuity Payments From Separate Account A


Second Monthly Variable Annuity Payment = A x B

Where:
A = The Number of Annuity Units represented by each monthly Variable
    Annuity Payment.
       Assume..................................................................... =    116.61488844

B = The Annuity Unit Value for the Valuation Date on or immediately preceding the seventh day before the date on which the second (or subsequent) Variable Annuity Payment is due.
       Assume..................................................................... =     $1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity
Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund. If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result. Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

                              Financial Statements
                             as of December 31, 2000

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


    We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with generally accepted accounting principles.




                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
                                February 21, 2001

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                  BALANCE SHEET


                                     ASSETS

                                                        December 31, 2000              December 31, 1999
Investments (note 2):
 Available-for-sale securities.............                  $120,050,569                  $109,081,845
 Held-to-maturity securities...............                    30,005,102                    31,147,991
 Short term investments....................                     3,977,534                     4,179,510
 Policy loans..............................                    34,126,161                   28,640,385
                                                           --------------                --------------

    Total investments......................                   188,159,366                   173,049,731

Cash.......................................                     1,460,243                     (729,147)
Premiums and other receivables, net of allowances of
 $30,000 in 2000 and 1999.......................                6,982,844                     6,391,696
Accrued investment income.......................                3,382,256                     3,204,950
Deferred policy acquisition costs (note 6)......               26,231,575                    24,607,577
Deferred Federal income taxes (note 7)     .....                2,250,000                     1,868,000
Furniture, fixtures and equipment, at cost, less accumulated
 depreciation of $1,211,896 in 2000 and $1,169,049 in 1999         23,561                        57,966
Other assets....................................                   86,404                       118,396
Separate account assets.........................            1,079,017,460                 1,058,703,230
                                                           --------------                --------------

    Total assets................................           $1,307,593,709                $1,267,272,399
                                                           ==============                ==============


                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6)..........             $130,739,489                  $123,677,096
Claims and other contract liabilities...........               15,808,748                    14,870,396
Accounts payable and accrued liabilities........                4,992,731                     3,573,113
Separate account liabilities....................            1,078,423,461                 1,058,229,265
                                                           --------------                 -------------

    Total liabilities...........................            1,229,964,429                 1,200,349,870
                                                           --------------              ----------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
 issued and outstanding 534,350 shares..........                2,538,163                    2,538,163
Additional paid in capital......................                6,496,180                    6,496,180
Accumulated other comprehensive income (note 2).                  497,000                    (908,000)
Retained earnings ..............................               68,097,937                  58,796,186
                                                         ----------------               --------------

    Total stockholder's equity..................               77,629,280                   66,922,529
                                                         ----------------               --------------

    Total liabilities and stockholder's equity..           $1,307,593,709               $1,267,272,399
                                                           ==============               ==============

See accompanying notes to financial statements.

                                          FIRST INVESTORS LIFE INSURANCE COMPANY
                                                      STATEMENT OF INCOME


                                                               Year Ended             Year Ended          Year Ended
                                                            December 31, 2000      December 31,1999    December 31,1998

REVENUES
  Policyholder fees....................                        $29,268,741            $26,171,703         $25,393,372
  Premiums.............................                          5,581,963              5,656,183           6,091,731
  Investment income (note 2)...........                         12,674,062             11,049,520          10,501,572
  Realized gain (loss) on investments                           (2,563,408)            (1,190,548)            914,891
  Other income.........................                            933,455                818,604             893,181


    Total income.....................                           45,894,813             42,505,462          43,794,747
                                                              ------------            -----------        ------------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities                11,256,118             10,571,181          13,803,921
  Dividends to policyholders.........                            1,426,792              1,390,300           1,749,579
  Amortization of deferred acquisition costs (note 6)            2,205,441                969,205           1,005,483
  Commissions and general expenses...                           16,666,711             14,848,007         15,553,605
                                                              ------------            -----------        ------------

    Total benefits and expenses......                           31,555,062             27,778,693          32,112,588
                                                              ------------            -----------        ------------

Income before Federal income tax ....                           14,339,751             14,726,769          11,682,159

Federal income tax (note 7):
  Current............................                            6,145,000              4,865,000           3,682,000
  Deferred...........................                           (1,107,000)               203,000             265,000
                                                             -------------            -----------        ------------

                                                                 5,038,000              5,068,000           3,947,000
                                                              ------------            -----------        ------------


Net Income...........................                         $  9,301,751           $  9,658,769         $ 7,735,159
                                                              ============           ============         ===========

Income per share, based on 534,350 shares outstanding
                                                                    $17.41                 $18.08              $14.48
                                                            ==============            ===========          ===========

               See accompanying notes to financial statements.


                     FIRST INVESTORS LIFE INSURANCE COMPANY
                        STATEMENT OF STOCKHOLDER'S EQUITY

                                                                 Year Ended           Year Ended              Year Ended
                                                              December 31,2000     December 31,1999         December 31, 1998

Balance at beginning of year...........                        $66,922,529          $ 60,364,760                $ 52,044,601
                                                               -----------          ------------                ------------
Net income.............................                          9,301,751             9,658,769                   7,735,159
Other comprehensive income
  Increase (decrease) in unrealized holding gains on
  available-for-sale securities........                          1,405,000            (3,101,000)                    585,000
                                                              ------------          -------------               ------------
Comprehensive income...................                         10,706,751             6,557,769                   8,320,159
                                                              ------------          ------------                ------------

Balance at end of year.................                       $ 77,629,280          $ 66,922,529                $ 60,364,760
                                                              ============          ============                ============



                             STATEMENT OF CASH FLOWS

                                                                               Year Ended          Year Ended       Year Ended
                                                                            December 31, 2000   December 31, 1999  December 31,1998

Increase (decrease) in cash:
  Cash flows from operating activities:
    Policyholder fees received.................................................  $ 28,803,731      $ 25,827,717      $  25,010,611
    Premiums received..........................................................     4,745,398         5,931,178          5,433,211
    Amounts received on policyholder accounts                                     137,957,692       124,375,574        132,528,386
    Investment income received.................................................    12,603,108        11,726,193         10,630,564
    Other receipts.............................................................        66,394            73,652             91,864
    Benefits and contract liabilities paid.....................................  (140,943,446)     (129,416,853)      (142,124,914)
    Commissions and general expenses paid......................................   (25,778,373)      (24,060,176)       (24,138,476)
                                                                                 -------------     -------------     --------------

    Net cash provided by operating activities..................................    17,454,504        14,457,285          7,431,246
                                                                                 ------------      ------------      --------------

  Cash flows from investing activities:
    Proceeds from sale of investment securities................................    45,793,472        47,855,224         42,655,632
    Purchase of investment securities..........................................   (55,564,368)      (58,962,363)       (47,605,879)
    Purchase of furniture, equipment and other assets                                  (8,442)          (13,710)           (79,322)
    Net increase in policy loans...............................................    (5,485,776)       (3,678,677)        (3,433,898)
    Investment in Separate Account.............................................            --          (500,000)               100
                                                                                 -------------     -------------     --------------

    Net cash used for investing activities                                        (15,265,114)      (15,299,526)        (8,463,367)
                                                                                 -------------     -------------     --------------

    Net increase (decrease) in cash............................................     2,189,390          (842,241)        (1,032,121)

Cash
  Beginning of year ...........................................................      (729,147)          113,094          1,145,215
                                                                                 -------------     ------------      --------------
  End of year .................................................................  $  1,460,243      $   (729,147)     $      113,094
                                                                                =============      =============     ==============

The Company paid Federal income taxes of $6,244,000 in 2000, $5,075,000 in 1999 and $4,400,000 in 1998.

               See accompanying notes to financial statements.


                     FIRST INVESTORS LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS


                                                                               Year ended         Year Ended         Year Ended
                                                                            December 31, 2000  December 31, 1999  December 31, 1998

Reconciliation of net income to net cash provided by operating activities:

      Net income...............................................................  $ 9,301,751        $ 9,658,769        $ 7,735,159

      Adjustments to reconcile net income to net cash provided by operating activities:
        Depreciation and amortization..........................................       50,936             66,281             82,342
        Amortization of deferred policy acquisition costs......................    2,205,441            969,205          1,005,483
        Realized investment (gains) losses.....................................    2,563,408          1,190,548           (914,891)
        Amortization of premiums and discounts on
          investments..........................................................      106,356            408,556            421,135
        Deferred Federal income taxes..........................................   (1,107,000)           203,000            265,000
        Other items not requiring cash - net...................................     (119,761)            25,470               (660)

      (Increase) decrease in:
        Premiums and other receivables, net....................................     (591,148)           (94,061)        (1,548,536)
        Accrued investment income..............................................     (177,306)           268,117           (292,143)
        Deferred policy acquisition costs, exclusive
          of amortization......................................................    (4,222,439)       (3,797,549)        (3,613,000)
        Other assets...........................................................        23,903           (43,663)           29,133

      Increase (decrease) in:
        Policyholder account balances..........................................     7,062,393         4,890,242          3,505,536
        Claims and other contract liabilities..................................       938,352           935,760          1,386,540
        Accounts payable and accrued liabilities...............................     1,419,618          (223,390)          (629,852)
                                                                                 -------------     ------------------- ------------

                                                                                 $ 17,454,504      $ 14,457,285        $ 7,431,246
                                                                                 ============      =============       ===========


                 See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF FINANCIAL STATEMENTS

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

      (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;

      (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;

      (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

      (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;

      (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

NOTE 2 -- OTHER SIGNIFICANT ACCOUNTING PRACTICES

      (a) ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

      (b) DEPRECIATION. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

      (c) INVESTMENTS. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

      HELD-TO-MATURITY SECURITIES
         Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

      AVAILABLE-FOR-SALE SECURITIES
         Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

      Short term investments are reported at market value which approximates cost.

      Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

                                                  Year Ended            Year Ended                  Year Ended
                                                December 31,2000     December 31, 1999           December 31,1998
                                                ----------------     -----------------           ----------------

Interest on fixed maturities.................... $ 10,914,271             $ 9,589,859                $ 9,276,036
Interest on short term investments..............      219,257                 243,945                    226,544
Interest on policy loans........................    2,000,767               1,714,441                  1,465,497
                                                 ------------             -----------                -----------

    Total investment income.....................   13,134,295              11,548,245                 10,968,077
    Investment expense..........................      460,233                 498,725                    466,505
                                                 ------------             -----------                -----------

Net investment income........................... $12,674,062             $ 11,049,520               $ 10,501,572
                                                 ===========             ============               ============

                     FIRST INVESTORS LIFE INSURANCE COMPANY

The amortized cost and estimated market values of investments at December 31, 2000 and 1999 are as follows:

                                                                                 GROSS                GROSS             ESTIMATED
                                                           AMORTIZED            UNREALIZED          UNREALIZED           MARKET
                                                             COST                GAINS                LOSSES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
AVAILABLE-FOR-SALE SECURITIES
DECEMBER 31, 2000
-----------------
  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies......................................    $ 41,281,216         $ 1,002,336         $      3,116        $ 42,280,436
  Debt Securities issued by
    States of the U.S.................................         985,472              13,468                   --             998,940
  Corporate Debt Securities...........................      70,533,671           1,419,630            2,253,690          69,699,611
  Other Debt Securities ..............................       6,964,605             138,995               32,018           7,071,582
                                                          ------------         -----------         ------------        ------------
                                                          $119,764,964         $ 2,574,429         $  2,288,824        $120,050,569
                                                          ============         ===========         ============        ============
DECEMBER 31,1999
----------------
  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies......................................   $  35,374,157         $        --         $  297,674          $ 35,076,483
  Debt Securities issued by
    States of the U.S.................................         984,941                  --               78,161             906,780
  Corporate Debt Securities...........................      69,097,105             209,641            1,899,219          67,407,527
  Other Debt Securities...............................       5,966,094                  --              275,039           5,691,055
                                                          ------------         -----------         ------------        ------------
                                                          $111,422,297         $   209,641         $  2,550,093        $109,081,845
                                                          ============         ===========         ============        ============

    At December 31, 2000 and 1999, the Company had "Unrealized Holding Gains
(Losses) on Available-For-Sale Securities" of $497,000 and ($908,000), net of applicable deferred income taxes and amortization of deferred acquisition costs.
The change in the Unrealized Holding Gains (Losses) of $1,405,000, ($3,101,000) and $585,000 for 2000, 1999 and 1998, respectively is reported as other comprehensive income in stockholders' equity. During the year ended December 31, 1999, the Company reclassified certain investments from Available-For-Sale securities to Held-To-Maturity securities. In connection with the reclassification, $731,393 of unrealized gains on such securities are included in Accumulated Other Comprehensive Income in Stockholder's Equity and is being amortized over the remaining life of the securities as an adjustment to yield.

HELD-TO-MATURITY SECURITIES
DECEMBER 31,2000
----------------
  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies*.....................................   $   3,338,536         $    89,495         $         --        $  3,428,031
  Debt Securities issued by
    States of the U.S.................................      15,550,243              12,091              538,207          15,024,127
  Corporate Debt Securities...........................       6,072,164              28,530              543,242           5,557,452
  Other Debt Securities...............................       5,044,159              58,168              460,061           4,642,266
                                                          ------------         -----------         ------------        ------------
                                                         $  30,005,102         $   188,284         $  1,541,510        $ 28,651,876
                                                          ============         ===========         ============        ============
DECEMBER 31,1999
----------------
  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies*.....................................   $   3,336,121         $    68,367         $      7,222        $  3,397,266
  Debt Securities issued by
    States of the U.S.................................      15,578,482                  --            1,896,633          13,681,849
  Corporate Debt Securities...........................       7,171,138                  --              755,842           6,415,296
  Other Debt Securities...............................       5,062,250                  --              632,074           4,430,176
                                                          ------------         -----------         ------------        ------------
                                                         $  31,147,991         $    68,367         $  3,291,771        $ 27,924,587
                                                          ============         ===========         ============        ============

*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

       The amortized cost and estimated market value of debt securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                  HELD TO MATURITY                      AVAILABLE FOR SALE
                                                         --------------------------------------------------------------------------
                                                           AMORTIZED           ESTIMATED          AMORTIZED            ESTIMATED
                                                             COST             MARKET VALUE          COST             MARKET VALUE
                                                         --------------------------------------------------------------------------
Due in one year or less...............................   $   110,000         $   110,000       $   2,296,802        $   2,300,143
Due after one year through five years.................     3,338,538           3,428,031          22,544,273           22,777,929
Due after five years through ten years................     1,087,339           1,027,919          51,123,950           50,373,459
Due after ten years...................................    25,469,225          24,085,926          43,799,939           44,599,038
                                                         -----------         ------------       -------------        -------------
                                                         $30,005,102         $28,651,876        $119,764,964         $120,050,569
                                                         ===========         ============       =============        =============


       Proceeds from sales of investments in fixed maturities were $45,591,773, $47,855,224 and $42,655,632 in 2000, 1999 and 1998, respectively. Gross gains of
$69,541 and gross losses of $2,632,949 were realized on those sales in 2000. Gross gains of $422,254 and gross losses of $1,612,802 were realized on those sales in 1999. Gross gains of $977,442 and gross losses of $62,551 were realized on those sales in 1998.

      (d) RECOGNITION OF REVENUE, POLICYHOLDER ACCOUNT BALANCES AND POLICY BENEFITS

             TRADITIONAL ORDINARY LIFE AND HEALTH

                   Revenues from the traditional life insurance policies
             represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

             UNIVERSAL LIFE AND VARIABLE LIFE

                   Revenues from universal life and variable life policies
             represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

                   Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

             ANNUITIES

                   Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

       (e) SEPARATE ACCOUNTS. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

       (f) COMPREHENSIVE INCOME. For 1998, the Company adopted Statement of Financial Accounting Standards No, 130 ("SFAS 130"), "Reporting Comprehensive Income". SFAS 130 establishes the disclosure requirements for reporting comprehensive income in an entity's financial statements. Total comprehensive income includes net income and unrealized gains and losses on available-for-sale securities. Accumulated other comprehensive income, a component of stockholders' equity, was formerly reported as unrealized gains and losses on available-for-sale securities. There was no impact on previously reported net income from the adoption of SFAS 130.

NOTE 3 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

       The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

       The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

NOTE 4 -- RETIREMENT PLANS

       The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2000, 1999 and 1998, the Company charged operations approximately $86,000, $74,000 and $79,000 respectively for its portion of the contribution.

       The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $505,000 in 2000, $478,000 in 1999 and $475,000 in 1998. The accrued liability of approximately $3,750,000 in 2000 and $3,406,000 in 1999 was sufficient to cover the value of benefits provided by the plan.

       In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

NOTE 5 -- COMMITMENTS AND CONTINGENT LIABILITIES

       The Company has agreements with affiliates and non-affiliates as follows:


       (a) The Company's maximum retention on any one life is $100,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 2000, 1999 and 1998. The Company also had assumed reinsurance amounting to approximately 18%, 19% and 20% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

       (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 2000, 1999 and 1998, the Company paid approximately $1,723,000, $1,610,000 and $1,440,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $11,644,000 in 2000, $10,501,000 in 1999, and $10,799,000 in 1998 for commissions relating to the sale of its products.

           The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $379,000 at December 31, 2000 and $443,000 at December 31, 1999.

       (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

NOTE 6 -- ADJUSTMENTS MADE TO STATUTORY ACCOUNTING PRACTICES

   Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 2000, 1999 and 1998 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.


                                                               Net Income                       Capital Shares and Surplus
                                                          Year Ended December 31                     at December 31
                                                          ----------------------                     ---------------------
                                                    2000          1999           1998          2000           1999            1998
                                                    ----          ----           ----          ----           ----            ----
Reported on a statutory basis.................  $8,620,143    $8,813,513      $6,191,762   $54,107,766   $45,872,816    $37,991,708
                                                ----------    ----------      ----------   -----------   -----------    -----------

Adjustments:
   Deferred policy acquisition costs (b)......   2,016,998     2,828,344       2,607,517    26,231,575    24,607,577     20,873,233
   Future policy benefits (a).................  (1,461,925)     (901,121)     (1,259,673)   (6,623,309)   (5,161,385)    (4,260,262)
   Deferred income taxes......................   1,107,000      (203,000)       (265,000)    2,250,000     1,868,000        473,000
   Premiums due and deferred (e)..............      49,423       102,955          85,385    (1,037,054)   (1,086,477)    (1,189,428)
   Cost of collection and other statutory
      liabilities.............................       8,614        (4,228)         (6,185)       34,261        25,648         29,874
   Non-admitted assets........................          --            --              --       195,745       236,793        218,959
   Asset valuation reserve....................          --            --              --     1,453,296     2,065,557      1,691,873
   Interest maintenance reserve...............     (31,180)     (192,495)       (223,136)           --            --        436,803
   Gross unrealized holding gains (losses) on
      available-for-sale securities.........            --            --              --     1,017,000    (1,506,000)     4,099,000
   Net realized capital gains (losses)........  (1,525,826)   (1,190,548)        914,891            --            --             --
   Other......................................     518,504       405,349        (310,402)           --            --             --
                                                ----------    ----------      ----------   -----------   -----------    -----------
                                                   681,608       845,256       1,543,397    23,521,514    21,049,713     22,373,052
                                                ----------    ----------      ----------   -----------   -----------    -----------

In accordance with generally accepted
   accounting principles......................   $9,301,751   $9,658,769      $7,735,159   $77,629,280   $66,922,529    $60,364,760
                                                ==========    ==========      ==========   ===========   ===========    ===========
Per share, based on 534,350 shares
   outstanding................................       $17.41       $18.08          $14.48       $145.28       $125.24        $112.97
                                                     ======       ======          ======       =======       =======        =======



                     FIRST INVESTORS LIFE INSURANCE COMPANY

       The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

       (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:

             DISTRIBUTION OF LIABILITIES*                                      BASIS OF ASSUMPTIONS
---------------------------------------------------------------------------------------------------------
                                        YEARS
      2000             1999            OF ISSUE              INTEREST                    MORTALITY TABLE                 WITHDRAWAL
      ------        -------            --------              --------           ------------------------------           -----------
Non-par:
    $1,256,666        $1,314,871      1962-1967              4 1/2%            1955-60 Basic Select plus Ultimate         Linton B
     4,651,899         4,852,177      1968-1988              5 1/2%            1955-60 Basic Select plus Ultimate         Linton B
     1,622,666         2,093,102      1984-1988              7 1/2%            85% of 1965-70 Basic Select                Modified
                                                                                 plus Ultimate                            Linton B
       145,363           130,064      1989-Present           7 1/2%            1975-80 Basic Select plus Ultimate         Linton B
       114,406           118,686      1989-Present           7 1/2%            1975-80 Basic Select plus Ultimate         Actual
        22,663            25,240      1989-Present           8%                1975-80 Basic Select plus Ultimate         Actual
    34,382,993        33,668,196      1985-Present           6%                Accumulation of Funds                      --
Par:
       221,991           220,214      1966-1967              4 1/2%            1955-60 Basic Select plus Ultimate         Linton A
    12,930,390        12,886,598      1968-1988              5 1/2%            1955-60 Basic Select plus Ultimate         Linton A
     1,017,311           956,577      1981-1984              7 1/4%            90% of 1965-70 Basic Select
                                                                                 plus Ultimate                            Linton B
     4,898,799         4,864,140      1983-1988              9 1/2%            80% of 1965-70 Basic Select
                                                                                 plus Ultimate                            Linton B
    20,782,344        19,211,131      1990-Present           8%                66% of 1975-80 Basic Select
                                                                                 plus Ultimate                            Linton B
Annuities:
    13,535,975        14,360,260      1976-Present           5 1/2%            Accumulation of Funds                      --
Miscellaneous:
    35,864,564        29,724,170      1962-Present           2 1/2%-3 1/2%     1958-CSO                                   None

----------------
* The above amounts are before deduction of deferred premiums of $708,541 in 2000 and $748,330 in 1999.

       (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $2,205,441 in 2000, $969,205 in 1999 and $1,005,483 in 1998 was
charged to operations.

       (c) Participating business represented 7.0% and 7.9% of individual life insurance in force at December 31, 2000 and 1999, respectively.

       The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

       The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

       (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $44,323,384, $36,088,375 and $28,207,166 at December 31, 2000, 1999 and 1998, respectively.

       (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

NOTE 7 -- FEDERAL INCOME TAXES

       The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

       Retained earnings at December 31, 2000 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.


       Deferred tax liabilities (assets) are comprised of the following:

                                                                                            2000                    1999
                                                                                      ---------------          ---------------
Policyholder dividend provision....................................................     $   (494,079)         $      (471,717)
Non-qualified agents' pension plan reserve.........................................       (1,456,792)              (1,306,579)
Deferred policy acquisition costs..................................................        3,986,234                3,535,251
Future policy benefits.............................................................       (3,501,839)              (3,042,310)
Bond discount......................................................................           64,198                   47,677
Unrealized holding gains (losses) on Available-For-Sale Securities.................          257,000                 (468,000)
Capital loss carryover.............................................................         (905,188)                (100,759)
Other..............................................................................         (199,534)                 (61,563)
                                                                                      ---------------          ---------------
                                                                                      $   (2,250,000)          $   (1,868,000)
                                                                                      ===============          ===============


             The currently payable Federal Income tax provision of
              $4,865,000 for 1999 is net of a $311,000 Federal tax
          benefit resulting from a capital loss carryback of $914,891.

     FINANCIAL STATEMENTSREPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


       We have  audited  the  statement  of  assets  and  liabilities  of  First
Investors Life Variable Annuity Fund A (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Variable Annuity Fund A as of December 31, 2000, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                          TAIT, WELLER & BAKER



Philadelphia, Pennsylvania

                                February 21, 2001

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND A

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000


ASSETS
Investments at net asset value (Note 2)
First Investors Special Bond Fund, Inc. (2,548,821 shares at
$9.47 per share, cost $50,007,635)....................................................        $24,135,353
LIABILITIES
Payable to First Investors Life Insurance Company.....................................             15,128
                                                                                              -----------

NET ASSETS............................................................................        $24,120,225
                                                                                              ===========

Net assets represented by Contracts in accumulation period
(4,990,945 units at unit value of $4.83)..............................................        $24,120,225
                                                                                              ===========



                       See notes to financial statements.

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND A

                             STATEMENT OF OPERATIONS

                          Year ended December 31, 2000

INVESTMENT INCOME
Income:
   Dividends.......................................................................           $  3,046,992
                                                                                              ------------

     Total income..................................................................              3,046,992
                                                                                              ------------
Expenses:
   Mortality and expense risks (Note 3)............................................                203,945
                                                                                              ------------
     Total expenses................................................................                203,945
                                                                                              ------------
NET INVESTMENT INCOME..............................................................              2,843,047
                                                                                              ------------
UNREALIZED DEPRECIATION ON INVESTMENTS
Beginning of year..................................................................             21,047,715
End of year........................................................................             25,872,282
                                                                                              ------------
Change in unrealized depreciation on investments...................................             (4,824,567)
                                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................           $ (1,981,520)
                                                                                              ============



                       See notes to financial statements.

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND A

                       STATEMENT OF CHANGES IN NET ASSETS

                            Years ended December 31,


                                                                                 2000               1999
                                                                             -----------          -----------
Increase (Decrease) in Net Assets
  From Operations
    Net investment income .............................................      $ 2,843,047         $  2,942,587
    Change in unrealized depreciation on investments...................       (4,824,567)          (1,306,224)
                                                                             -----------          -----------

    Net increase in net assets resulting from operations...................   (1,981,520)           1,636,363
                                                                             -----------          -----------
  From Unit Transactions
    Net annuity considerations.........................................          179,094              155,124
    Contract payments..................................................       (4,252,865)          (3,855,343)
                                                                             -----------          -----------
    Net decrease in net assets derived from unit transactions..............   (4,073,771)          (3,700,219)
                                                                             -----------          -----------
    Net decrease in net assets.............................................   (6,055,291)          (2,063,856)
                                                                             -----------          -----------
Net Assets
    Beginning of year..................................................       30,175,516           32,239,372
                                                                             -----------          -----------
    End of year........................................................      $24,120,225          $30,175,516
                                                                             ===========          ===========




                       See notes to financial statements.

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND A

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

NOTE 1 -- ORGANIZATION

     First Investors Life Variable Annuity Fund A (Separate Account A), a unit investment trust registered under the Investment Company Act of 1940 (the 1940
Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). All assets of the separate account are invested in shares of First Investors Special Bond Fund, Inc. (the Fund), an open-end diversified management investment company registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING PRACTICES

     INVESTMENTS
     Shares of the Fund held by Separate Account A are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value. The Fund's investments in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.

     FEDERAL INCOME TAXES
     Separate Account A is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account A will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account A.

NOTE 3 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

     In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, FIL deducts an amount equal on an annual basis to 0.75% of the daily net asset value of Separate Account A. The deduction for the year ended December 31, 2000 was $203,945. An additional administrative charge of $7.50 may be deducted annually by FIL from the Accumulated Value of Deferred Annuity Contracts which have an Accumulated Value of less than $1,500 due to partial surrenders. There was no deduction under this provision during 2000.